Subsequent Events	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Subsequent Events
41.	SUBSEQUENT EVENTS

The Group has evaluated subsequent events as at December 31, 2017 to assess the need for potential recognition or disclosure in these consolidated financial statements. Such events were assessed until March 8, 2018 the date these Consolidated financial statements were available to be issued.

On January 24, 2018, the Board of Directors of the Company approved an incentive program for certain hierarchical personnel calculated on the value of the shares.

In this regard, a certain number of virtual shares of the Company will be delivered to certain employees of the Company together with the option to exercise the benefits granted under the Program. The exercise of the Option, will give the possibility of obtaining an economic benefit, which will result from the difference between the value of each Virtual Share in US dollars at the exercise date of the Option (the “Exercise Price”) multiplied by the amount of Virtual Shares exercised, less the value of each Virtual Share in US dollars on each Option Grant Date (the “Award Price”) multiplied by the number of Virtual Shares exercised.

On March 7, 2018 and with the approval of its majority shareholder (Cofesur S.A.), the Board of Ferrosur Roca S.A. resolved unanimously to request the extension of the concession for 10 more years, according to what is established in the Concession Contract.